EXHIBIT 10.73


                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 -----------------------------------------------

         This Fourth Amendment to Loan and Security Agreement ("Amendment") entered into as of December 22, 1998, by and among CAPITAL ASSOCIATES, INC. and CAPITAL ASSOCIATES INTERNATIONAL, INC. (each a "Borrower" and collectively "Borrowers"), FIRST UNION NATIONAL BANK, SUCCESSOR BY MERGER TO CORESTATES BANK, N.A., a national banking corporation, in its capacity as agent ("Agent") and as lender and Issuing Bank and each of the lenders listed on the signature pages hereof, in their capacity as lenders (singly, each is a "Lender" and collectively, all are "Lenders").

                                   BACKGROUND
                                   ----------

         A. On or about November 26, 1997, Borrowers, Agent and Lenders entered into a certain Loan and Security Agreement, as amended by that certain First Amendment to Loan and Security Agreement dated as of April 7, 1998, that certain Second Amendment to Loan and Security Agreement dated as of May 29, 1998 and that certain Third Amendment to Loan and Security Agreement dated as of November 25, 1998 (collectively, the "Loan Agreement"), pursuant to which Lenders agreed to make advances to Borrowers up to a maximum aggregate amount of $60,000,000, evidenced by Borrowers' delivery of certain Notes to Lenders.

         B. The Borrowers have requested that the Maximum Credit Limit be increased and to otherwise amend the Loan Documents. Agent, Lenders and Issuing Bank have consented to the foregoing subject to the terms and conditions set forth below.

         C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         NOW,  THEREFORE,   with  the  foregoing   background   incorporated  by
reference, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. EXTENSION OF THE CURRENT TERM: The Current Term of the Credit Facility is hereby extended from December 24, 1998 through November 26, 2000. In addition, Section 2.1(e) of the Credit Agreement is hereby amended by deleting the second sentence thereof and replacing it with the following:

             The Credit Facility may nonetheless, be renewed annually commencing on November 26, 1999, in Lenders' sole discretion (without any obligation to do so), for additional one year periods such that the Current Term shall be extended to a date two years from the date of such renewal, provided Borrowers request such renewal at least sixty days prior to November 26 of each calendar year.

         2.  ADDITIONAL AMENDMENTS TO LOAN AGREEMENT:

             a.    The  Loan  Agreement  is  hereby  amended  by  deleting   the
definition of "Applicable Coverage Ratio" in its entirety and replacing it with the following:

                   APPLICABLE  COVERAGE  RATIO - With respect to the  Collateral
             Coverage Ratio, at all times, 1.75:1.

             b.    The  Loan  Agreement  is  hereby  amended   by  deleting  the
definition of "Credit Policy Manual" in its entirety and replacing it with the following:

                   CREDIT  POLICY  MANUAL - The Lease Underwriting Standards
             of Parent, dated as of December, 1998.

             c.    The  Loan  Agreement  is  hereby  amended  by   deleting  the
definition of "Eligible Warehouse Leases" in its entirety and replacing it with the following:

                  ELIGIBLE WAREHOUSE LEASES - Those  Leases which have
             been designated by Borrower for inclusion in the Warehouse Borrowing Base and which are otherwise Eligible Leases and which may include Progress Payments which meet all of the specifications of an Eligible Lease except that the Lease has not yet commenced, provided that such Progress Payments may only be included in the Warehouse Borrowing Base for a period not to exceed 180 days, and provided that Leases (i) with a Lessee who has a designated Credit Rating of either 1 or 2, and (ii) with a stated term of greater than 84 months but less than 120 months, but which otherwise would constitute Eligible Warehouse Leases, may be included in the Borrowing Base so long as the aggregate payments due under all such Leases do not exceed the lesser of (A) 10% of the aggregate payments due under all Eligible Warehouse Leases, or (B) $5,000,000.

             d.    The  Loan  Agreement  is  hereby  amended  by  deleting   the
definition of "Issuing Bank" in its entirety and replacing it with the following:

                   ISSUING BANK  -  First Union  National Bank, or its
             successors and assigns.

             e.    The  Loan  Agreement  is   hereby  amended  by  deleting  the
definition of "Maximum Credit Limit" in its entirety and replacing it with the following:

                   MAXIMUM  CREDIT  LIMIT - The  sum of the  Pro  Rata
             Shares, which at the time of Closing equals Seventy One Million Two Hundred and Fifty Thousand Dollars ($71,250,000).

             f. The Loan Agreement is hereby amended by adding Name Brand Computer Outlet, Inc. to the definition of "Sureties."

             g.    The  Loan  Agreement  is  hereby  amended   by  deleting  the
definition of "Tangible Net Worth" in its entirety and replacing it with the following:

                   TANGIBLE  NET  WORTH  -  At  any  time  means, with
             respect to Borrowers on a consolidated basis, the amount of stockholders equity (excluding trademarks, goodwill, covenants not to compete, deferred closing costs in conjunction with this Agreement and all other intangible assets as that term is defined under GAAP).

             h.    The  Loan  Agreement  is  hereby  amended   by  deleting  the
definition of "Warehouse Sublimit" in its entirety and replacing it with the following:

                   WAREHOUSE SUBLIMIT - an amount equal to $61,250,000.

             i.    The  Loan   Agreement  is  hereby  amended  by  deleting  the
definition of "Working Capital Sublimit" in its entirety and replacing it with the following:

                   WORKING CAPITAL SUBLIMIT - an amount equal to $6,900,000.

             j. The third sentence of Section 2.1(a)(i) is hereby amended by deleting it in its entirety and replacing it with the following:

                   In addition, the  aggregate  outstanding balance of
             all Working Capital Loans plus the outstanding balance of the Term Loan shall not exceed $10,000,000 and the Collateral Coverage Ratio shall at all times be at least equal to the Applicable Coverage Ratio.

             k. Section 5.18(d) is hereby amended by deleting it in its entirety and replacing it with the following:

                   (d) (i) Except as otherwise consented to by Agent and all Lenders in writing, no more than the following aggregate availability under both Borrowing Bases shall be attributable to Leases and/or Progress Payments with same Lessee based on the Lessee's Designated Credit Rating:

             Designated       Aggregate Borrowing
             Credit Rating    Base Lessee Concentration
             -------------    -------------------------

              1               17,500,000
             --------------------------------------------------------

              2               12,500,000     (except     that    such
                                             concentration limitation
                                             shall be $15,000,000 for
                                             Leases   where   General
                                             Motors,   Inc.  is   the
                                             Lessee)
              3a               7,500,000     (provided    that    the
                                             Lessee     concentration
                                             shall     not     exceed
                                             $5,000,000   for  Leases
                                             where the  Borrowers  do
                                             not    have    a    firm
                                             commitment for the  sale
                                             of  such   Leases  to  a
                                             third party)
              3b               5,000,000     (provided    that    the
                                             Lessee     concentration
                                             shall     not     exceed
                                             $3,000,000   for  Leases
                                             where the  Borrowers  do
                                             not    have    a    firm
                                             commitment for the  sale
                                             of  such   Leases  to  a
                                             third party)
              3c               3,000,000     (provided    that    the
                                             Lessee     concentration
                                             shall     not     exceed
                                             $1,000,000   for  Leases
                                             where the  Borrowers  do
                                             not   have    a     firm
                                             commitment for the  sale
                                             of  such   Leases  to  a
                                             third party)

             In addition, no more than $1,000,000 of the aggregate availability under both Borrowing Bases shall be attributable to all Leases and/or Progress Payments where the Lessees have a Designated Credit Rating of 4;

                           (ii)A. Except as otherwise  consented to by
             Agent and all Lenders in writing, the aggregate availability under both Borrowing Bases attributable to the designated equipment types described below shall not exceed the corresponding concentration limitation, determined as a percentage of the total amount outstanding under the Credit Facility:

             Equipment Type                Concentration Limitation
             --------------                ------------------------

             Lift Trucks                                   40%
             Machine Tools, manufacturing
             and printing                                  40%
             Furnitures, fixtures and
             equipment                                     25%
             Semiconductors                                25%
             Other equipment types
             (not otherwise described above
             but limited to no more than 10
             additional categories)                        15%

                               B. Except as otherwise  consented to by
             Agent and all Lenders in writing, (x) the aggregate availability under the Warehouse Borrowing Base attributable to personal computers and office automation equipment shall not exceed 40% of the total amount outstanding of all Revolving Credit Loans, and (y) the aggregate availability under the Working Capital Borrowing Base attributable to personal computers and office automation equipment shall not exceed 33.3% of the total amount outstanding of all Working Capital Loans.

                           (iii)  Except as otherwise  consented to by
             Agent and SuperMajority Lenders in writing, no more than $7,500,000 of the aggregate availability under both Borrowing Bases shall be attributable to Progress Payments, provided that no more than $5,000,000 of such availability shall be attributed to Progress Payments relating to the same Lessee, and provided further that no more than $3,000,000 in the aggregate of such availability shall be attributable to Progress Payments relating to Lessees with a Designated Credit Rating of 3a and that no more than $0.00 in the aggregate of such availability shall be attributable to Progress Payments relating to Lessees with a Designated Credit Rating lower than 3a.

             l. Section 6.9(a) is hereby amended by deleting it in its entirety and replacing it with the following:

                   (a) TANGIBLE NET WORTH: Borrowers shall have and maintain a Tangible Net Worth on a consolidated basis, measured quarterly as of the last day of each fiscal quarter, of not less than the amount equal to $23,000,000 minus the amount of Permitted Stock

             Repurchases (as defined in Section 7.6 of the Agreement, as modified by Section 2(p) of the Fourth Amendment to Loan and Security Agreement); provided that such Tangible Net Worth covenant shall increase annually by an amount equal to 75% of Borrowers' Net Income for the immediately preceding fiscal year, beginning with fiscal year commencing on June 1, 1998.

             m. Section 6.9(b) is hereby amended by deleting it in its entirety and replacing it with the following:

                   (b) NET INCOME/LOSS: Borrowers shall not suffer an operating loss and/or incur negative net income on a consolidated basis in excess of $250,000 during any two consecutive fiscal quarters.

             n. Section 6.9(c) is hereby amended by deleting it in its entirety and replacing it with the following:

                   (c)     LIABILITIES  TO  TANGIBLE NET WORTH  RATIO:
             Borrowers shall have and maintain a Liabilities to Tangible Net Worth Ratio on a consolidated basis, measured quarterly as of the last day of each fiscal quarter, of not greater than 4.0:1.

             o. Section 6.10(a)(iii) is hereby amended by deleting it in its entirety and replacing it with the following:

                           (iii) within  thirty-five  (35) days of the
             end of each calendar month, Borrowers' Lease receivables aging report and inventory aging report, the Working Capital Borrowing Base Certificate and Collateral
             Coverage Ratio calculations and such other reports as Agent reasonably deems necessary, certified by Borrowers' chief financial officer or chief administrative officer as true and correct;

             p. Section 7.6(a) is hereby amended by deleting it in its entirety and replacing it with the following:

                   (a) Parent shall not declare or pay or make any forms of Distribution to its shareholders, their successors or assigns, other than so long as no Event of Default or Unmatured Event of Default has occurred, the repurchase of shares of stock of Capital Associates, Inc. in an aggregate amount not to exceed $1,150,000 ("Permitted Stock Repurchases").

         3. NOTES: Contemporaneously with the execution hereof, each Borrower shall execute and deliver to Agent to be distributed to each respective Lender a new Amended and Restated Revolving Credit Note, Amended and Restated Working Capital Note and Second Amended and Restated Term Loan Note to evidence Borrowers' joint and several obligation to repay to each Lender, such Lenders' Pro Rata Share of the Maximum Credit Limit.

         4. AMENDED SCHEDULE A: The Schedule A to the Loan Agreement is hereby deleted in its entirety and the First Amended Schedule A attached to this Amendment and made a part hereof, is substituted therefor.

         5. BORROWER'S RATIFICATION: Borrowers agree that they have no defense or set-offs against the Agent or Lenders, their respective officers, directors, employees, agents or attorneys with respect to the Revolving Credit Notes, the Working Capital Notes, the Term Loan Notes, the Loan Agreement or related instruments, agreements or documents, all of which, except as expressly modified herein, remain in full force and effect. Borrowers hereby ratify and confirm their Obligations under the Revolving Credit Notes, the Working Capital Notes, the Term Loan Notes, the Loan Agreement and related instruments, agreements and documents (each as amended hereby or in accordance herewith) and agree that the execution and delivery of this Amendment does not in any way diminish or invalidate any of their Obligations thereunder.

         6. REAFFIRMATION OF SURETIES: Each Surety, parties to that certain Amended and Restated Surety Agreement of even date herewith in favor of Agent for the benefit of the Lenders, by execution hereof in their capacity as Sureties, hereby consent to the amendments set forth in this Amendment, and acknowledge that the Amended and Restated Surety Agreement is in full force and effect and that each remains, jointly and severally liable for Obligations of Borrowers to Agent and Lenders under the Loan Documents, as amended hereby.

         7.  REPRESENTATIONS AND WARRANTIES:

             a. Borrowers represent and warrant that as of the date hereof no Event of Default or Unmatured Event of Default has occurred or is existing under the Loan Documents.

             b. The execution and delivery by each Borrower of this Amendment and performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the Property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

             c.    This  Amendment and  each  other  agreement,   instrument  or
document executed and/or delivered in connection herewith, shall be valid, binding and enforceable in accordance with its respective terms.

         8. CONDITIONS TO EFFECTIVENESS: This Amendment and the increase in the Maximum Credit Limit shall be effective upon satisfaction of each of the following conditions (all documents to be in form and substance satisfactory to Agent and Agent's counsel):


                   a.     delivery of a fully executed Amendment;

                   b. delivery of duly executed Notes in favor of each of the Lenders in the principal amounts corresponding to the respective Pro Rata Percentages of the Warehouse Facility Sublimit, Working Capital Sublimit and Term Loan;

                   c. Corporate resolutions from Borrower authorizing the increase in the Maximum Credit Limit and the execution and compliance with the terms of this Amendment;

                   d.     Corporate      resolutions,       incumbency
             certificate, articles of incorporation and by-laws from Name Brand Computer Outlet, Inc. authorizing the execution of the Amended and Restated Surety Agreement, along with a Good Standing Certificate from its state of incorporation and the location of its principal place of business;

                   e. delivery of a fully executed Amended and Restated Surety Agreement;

                   f. delivery of a fully executed Collateral Pledge Agreement and Assignment Separate from
             Certificate   with  respect  to  100%  of the issued and
             outstanding shares of stock of Name Brand Computer Outlet, Inc. and the original share certificates;

                   g. An updated opinion of Borrowers' and Sureties' counsel with respect to the effectiveness of the terms of this Amendment, the Note, the Amended and Restated Surety Agreement and the other instruments, agreements and documents executed and/or delivered in connection herewith;

                   h.     Such   other   agreements,   documents   and
             instruments as Agent may reasonably request.

         9. DISSOLUTION OF CERTAIN SURETIES: Borrowers have informed Agent and Lenders of the intention to effectuate a dissolution of two Sureties, CAI Equipment Leasing II Corp. and CAI Partners Management Company, and by execution hereof the parties consent to such dissolution.

         10. MISCELLANEOUS:

             a. This Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

             b. Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this Amendment shall control.

             c. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.

             d.    Signatures by facsimiles shall bind the parties hereto.

             [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the day and year first above written.

                                    BORROWERS:

                                    CAPITAL ASSOCIATES, INC.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    CAPITAL ASSOCIATES INTERNATIONAL, INC.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    AGENT:

                                    FIRST  UNION  NATIONAL  BANK,  Successor  by
                                    Merger to CoreStates Bank, N.A.

                                    By:  /s/Joseph A. Romano
                                         ---------------------------------------
                                             Title:  Commercial Officer


                                    LENDERS:

                                    FIRST  UNION  NATIONAL  BANK,  Successor  by
                                    Merger to CoreStates Bank, N.A., as Lender and Issuing Bank

                                    By:  /s/Joseph A. Romano
                                         ---------------------------------------
                                             Title:  Commercial Officer


                                    NORWEST BANK COLORADO, N.A.

                                    By:  /s/Carol A. Ward
                                         ---------------------------------------
                                             Title: Vice President

                                    BANKBOSTON, N.A.

                                    By:  /s/Deirdre M. Holland
                                         ---------------------------------------
                                     Title: Vice President


                                    EUROPEAN AMERICAN BANK

                                    By:  /s/Christopher M. Czaja
                                         ---------------------------------------
                                             Title:


                                    U.S.  BANK   NATIONAL   ASSOCIATION,   f/k/a
                                    Colorado National Bank

                                    By:  /s/Ralph P. Atkinson
                                         ---------------------------------------
                                             Title: Vice President


                                    SURETIES:

                                    CAI EQUIPMENT LEASING II CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    CAI EQUIPMENT LEASING III CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    CAI EQUIPMENT LEASING IV CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    CAI EQUIPMENT LEASING V CORP.

                                     By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    CAI PARTNERS MANAGEMENT COMPANY

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President

                                    CAPITAL EQUIPMENT CORPORATION

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    CAI EQUIPMENT LEASING VI CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    CAI LEASE SECURITIZATION I CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title: President


                                    CAI LEASING CANADA, LTD.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title: President


                                    CAPITAL  ASSOCIATES  INTERNATIONAL DE MEXICO
                                    S. DE R.L. DE C.V.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    WHITEWOOD   EQUIPMENT   CORPORATION,   f/k/a
                                    Whitewood Credit Corporation

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title: President

                                    CAI SECURITIES CORPORATION

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    CAPITAL  ASSOCIATES TECHNOLOGY GROUP, INC.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President


                                    NAME BRAND COMPUTER OUTLET, INC.

                                    By:  /s/Anthony M. DiPaolo
                                         ---------------------------------------
                                             Title:  Senior Vice President